                                                                  Exhibit (a)(2)


                             LETTER OF TRANSMITTAL

                    TO TENDER SHARES OF CLASS A COMMON STOCK

                                       OF

                          JLK DIRECT DISTRIBUTION INC.
                             AT $8.75 NET PER SHARE

                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED OCTOBER 3, 2000

THE OFFER AND RIGHT TO WITHDRAW WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON OCTOBER 31, 2000, UNLESS THE OFFER IS EXTENDED.

     The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each shareowner of JLK Direct Distribution Inc. ("JLK") or such shareowner's broker, dealer, commercial bank or other nominee to the depositary at one of its addresses set forth below.

                        The Depositary for the Offer is:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

         By Mail:             By Overnight Courier:            By Hand:
Reorganization Department   Reorganization Department  Reorganization Department
      P.O. Box 3301             85 Challenger Rd.            120 Broadway
South Hackensack, NJ 07606      Mail Stop--Reorg              13th Floor
                              Ridgefield, NJ 07660        New York, NY 10271

                           By Facsimile Transmission:
                                 (201) 296-4293
                        (for Eligible Institutions only)

                   For Confirmation Telephone: (201) 296-4860

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by shareowners of JLK either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the section captioned "The Offer--3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase) is utilized, if delivery is to be made by book-entry transfer to an account maintained by the depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in the section captioned "The Offer--3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase). Shareowners who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareowners" and other shareowners who deliver Shares represented by certificates are referred to herein as "Certificate Shareowners."

     Shareowners whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the section captioned "The Offer--3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the depositary prior to the Expiration Date (as defined in the section captioned "Introduction" of the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedures set forth in the section captioned "The Offer--3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED

---------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)        SHARES CERTIFICATE(S) AND SHARE(S) TENDERED
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)         (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
              APPEAR(S) ON THE CERTIFICATE(S))
---------------------------------------------------------------------------------------------------------
                                                                             TOTAL NUMBER
                                                                 SHARE        OF SHARES      NUMBER OF
                                                              CERTIFICATE   REPRESENTED BY     SHARES
                                                              NUMBER(S)(1)  CERTIFICATE(S)(1)  TENDERED(2)
                                                             --------------------------------------------

                                                             --------------------------------------------

                                                             --------------------------------------------

                                                             --------------------------------------------

                                                             --------------------------------------------
                                                             TOTAL SHARES:
---------------------------------------------------------------------------------------------------------
  (1) Need not be completed by Book-Entry Shareowners.
  (2) Unless otherwise indicated, it will be assumed that all Shares represented by each Share certificate delivered to the depositary are being tendered hereby. See Instruction 4.
---------------------------------------------------------------------------------------------------------

SIGNATURES MUST BE PROVIDED AT THE END OF THIS LETTER OF TRANSMITTAL. PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):
     Name of Tendering Institution
                                  ----------------------------------------------
     DTC Account Number
                       ---------------------------------------------------------
     Transaction Code Number
                            ----------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
      FOLLOWING:
     Name(s) of Registered Owner(s)
                                  ----------------------------------------------
     Window Ticket Number (if any)
                                  ----------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery
                                                       -------------------------
     Name of Institution which Guaranteed Delivery
                                                  ------------------------------
     If delivered by Book-Entry Transfer, check box: [ ]

     DTC Account Number
                       ---------------------------------------------------------
     Transaction Code Number
                            ----------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to JLK Direct Distribution Inc., a Pennsylvania corporation, all of the above-referenced shares of Class A Common Stock, par value $0.01 per share (the "Shares"), of JLK, at a purchase price of $8.75 per Share, net to the selling shareowner in cash without interest thereon (the "Offer Price"), upon terms and subject to the conditions set forth in the Offer to Purchase dated October 3, 2000 and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer").

     The Offer is being made pursuant to a merger agreement, dated as of September 8, 2000 (the "Merger Agreement"), among JLK, Kennametal Inc. and Pegasus Acquisition Corporation.

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, JLK all right, title and interest in and to all the Shares that are being tendered hereby and irrevocably constitutes and appoints the depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of JLK, (ii) present such Shares for cancellation and transfer on the books of JLK, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby, and that when the same are accepted for payment by JLK, JLK will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or JLK to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in the section of the Offer to Purchase captioned "The Offer-- 3. Procedures for Accepting the Offer and Tendering Shares" and the instructions hereto will constitute a binding agreement between the undersigned and JLK upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, JLK may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that JLK has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if JLK does not accept for payment any of the Shares so tendered.

[ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 11. NUMBER OF SHARES REPRESENTED BY LOST, DESTROYED OR STOLEN CERTIFICATES: ____________________

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if the check for the purchase price of Shares accepted for payment is to be issued in name of someone other than the undersigned, if certificates for Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue

[ ]  check, and/or
[ ]  Share certificate(s) to:

Name:
     ----------------------------------------------
                                 (Please Print)

Address:
        -------------------------------------------

------------------------------------------------------
                               (Include Zip Code)

(Taxpayer Identification or Social Security Number)
                                                  -------------------------
                           (See Substitute Form W-9)

  Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility account.

------------------------------------------------------
                                (Account Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

Mail

[ ]  check, and/or
[ ]  Share certificate(s) to:

Name:
     ----------------------------------------------
                                 (Please Print)

Address:
        ----------------------------------------------

------------------------------------------------------
                               (Include Zip Code)

------------------------------------------------------

Taxpayer Identification or
Social Security Number
                      --------------------------------
                           (See Substitute Form W-9)

                               HOLDERS SIGN HERE

                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        (Signature(s) of Shareowner(s) )

Dates:                                                                  , 2000
      ------------------------------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s)
       ------------------------------------------------------------------------
                                 (Please Print)

Name of Firm
             ------------------------------------------------------------------

Capacity (full title)
                     ----------------------------------------------------------
                              (See Instruction 5)

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number
                              --------------------------------------------------

Taxpayer Identification or Social Security Number
                                                  ------------------------------
                           (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
Authorized Signature
                    ------------------------------------------------------------
Name(s)
       -------------------------------------------------------------------------
                                 (Please Print)

Title
      --------------------------------------------------------------------------
Name of Firm
            --------------------------------------------------------------------
Address
--------------------------------------------------------------------------------
                               (Include Zip Code)
Area Code and Telephone Number
                              --------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), unless
(i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for the purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by shareowners either if Share Certificates (as defined in the Offer to Purchase) are to be forwarded herewith or if a tender of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in the section captioned "The Offer--3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or confirmation ("Book-Entry Confirmation") of any book-entry transfer into the depositary's account at the Book-Entry Transfer Facility of Shares delivered by book-entry as well as a properly completed and duly executed Letter of Transmittal, must be received by the depositary at one of the addresses set forth herein prior to the Expiration Date (as defined in the Section entitled "Introduction" of the Offer to Purchase). If Share Certificates are forwarded to the depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareowners whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Offer-- 3. Procedures for Accepting the Offer and Tendering Shares". Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by JLK, must be received by the depositary (as provided in (iii) below) prior to the Expiration Date and
(iii) the Share Certificates evidencing all physically tendered Shares (or Book-Entry Confirmation with respect to such Shares), as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the section captioned "The Offer-- 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREOWNER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. All tendering shareowners, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares tendered and any other required information should be listed on a separate signed schedule and attached hereto.

     4. PARTIAL TENDERS. (Not applicable to shareowners who tender by book-entry transfer.) If fewer than all the Shares evidenced by the Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the old Share Certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by the Share Certificates delivered to the depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS, AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Share Certificate(s) without alternation, enlargement or any change whatsoever. If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares evidenced by Share Certificates listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payments are to be made to or Share Certificates evidencing Shares not tendered or purchased are to be issued in the name of a person other than the registered holder(s), in which case the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such certificates and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the Share Certificate(s). Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificates or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to JLK of such person's authority to so act must be submitted.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, JLK will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to them or their order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificates evidencing Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if Share Certificates evidencing tendered shares are registered in the name of the person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent and/or any Share Certificates are to be returned to someone other than the signer above, or to the signer above but at an address other than that shown in the box entitled "Description of Shares Tendered" above, the appropriate boxes on this Letter of Transmittal should be completed. Shareowners tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at any of the Book-Entry Transfer Facilities as such shareowner may designate under "Special Delivery Instructions." If no such instructions are given, any such Share not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the information agent at the telephone number and address set forth below. Shareowners may also contact their broker, dealer, commercial bank or trust company.

     9. IRREGULARITIES. All questions as to the number of Shares to be accepted, the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by JLK in its sole discretion and that determination will be final and binding on all parties. JLK reserves the absolute right to reject any or all tenders of any shares that it determines are not in proper form or the acceptance for payment of or payment for which it determines may be unlawful. Except as otherwise provided in the Offer to Purchase and subject to the terms of the Merger Agreement, JLK reserves the right in its sole discretion to waive in whole or in part at any time or from time to time any of the specified conditions of the Offer or any defect or irregularity in tender with regard to any Shares tendered. Unless waived, any defects and irregularities in connection with tenders must be cured within the time period, if any, JLK determines. None of JLK nor any of its affiliates or assigns, the depositary, the information agent or any other person will be under any duty to give notification of any defects or irregularities in any tender or incur any liability for failure to give any such notification.

     10. SUBSTITUTE FORM W-9. The tendering shareowner is required to provide the depositary with a correct Taxpayer Identification Number ("TIN"), generally the shareowner's social security or employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, whether he or she is subject to backup withholding of federal income tax. If a tendering shareowner is subject to backup withholding, he or she must cross out item (2) of the Certification Box on Substitute Form W-9. Failure to provide the information on Substitute Form W-9 may subject the tendering shareowner to 31% federal income tax withholding on the payment of the purchase price. If the tendering shareowner has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the depositary will be required to withhold 31% of all payments made for surrendered Shares except that if the depositary is provided with a TIN within 60 days, the amount of such withholding will be refunded to the tendering shareowner.

     11. LOST DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareowner should promptly notify the depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost. The shareowner will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share certificates have been followed.

     IMPORTANT. THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, OR AN AGENT'S MESSAGE IN THE CASE OF A BOOK-ENTRY TRANSFER, IN EACH CASE TOGETHER WITH CERTIFICATES (OR BOOK-ENTRY CONFIRMATION) AND ALL OTHER REQUIRED DOCUMENTS, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a shareowner surrendering certificates must, unless an exemption applies, provide the depositary (as payer) with his correct TIN on Substitute Form W-9 included in this Letter of Transmittal. If the shareowner is an individual, his TIN is his social security number. If the correct TIN is not provided, the shareowner may be subject to a $50 penalty imposed by the Internal Revenue Service and payments of cash to the shareowner (or other payee) may be subject to backup withholding of 31%.

     Certain shareowners (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. In order for an exempt foreign shareowner to avoid backup withholding, that person should complete, sign and submit a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to his exempt status. A Form W-8 can be obtained from the depositary. Exempt shareowners, other than foreign shareowners, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the depositary is required to withhold 31% of any payment made to payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a shareowner, the shareowner is required to notify the depositary of his correct TIN (or the TIN of any other payee) by completing the Substitute Form W-9 included in this Letter of Transmittal certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such shareowner is awaiting a TIN), and that (2) the shareowner is not subject to backup withholding because (i) the shareowner has not been notified by the Internal Revenue Service that the shareowner is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) the Internal Revenue Service has notified the shareowner that the shareowner is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The shareowner is required to give the depositary the TIN, generally the social security number or employer identification number, of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the shareowner has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If "Applied For" is written in Part I, the depositary will be required to withhold 31% of all payments made for surrendered Shares except that if the depositary is provided with a TIN within 60 days, the amount of such withholding will be refunded to the tendering shareowner.

                PAYER: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
--------------------------------------------------------------------------------

 SUBSTITUTE                                 PART I--PLEASE PROVIDE YOUR TIN IN THE     ----------------------------------------
 FORM W-9                                   BOX AT RIGHT AND CERTIFY BY SIGNING AND             Social Security Number
 (See Guidelines)                           DATING BELOW.
                                                                                                          OR
 Please Fill in Your Name
 and Address Below

 -----------------------------------------
 Employer Identification No.
 (If awaiting TIN write "Applied For")
--------------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------
 Name (if joint ownership, list first and
 circle the name of person or entity whose
 number is entered in Part I)

 -----------------------------------------
 Address (number and street)

                                            PART II--For payees NOT subject to backup withholding, see the enclosed Guidelines
 -----------------------------------------  for Certification of Taxpayer Identification Number on Substitute Form W-9 and
 City, State and Zip Code                   complete as instructed therein.
                                            CERTIFICATION--Under penalties of perjury, I certify that:
 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE                   (1) The number shown on this form is my correct taxpayer identification number (or I
 PAYER'S REQUEST FOR TAXPAYER                   am waiting for a number to be issued to me), and
 IDENTIFICATION NUMBER (TIN)                (2) I am not subject to backup withholding because either (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
                                                Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                           -------------------------------------------------------------------------------------
                                            CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
                                            THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS
                                            DOCUMENT OTHER THAN THE CERTIFICATES REQUIRED TO AVOID BACKUP WITHHOLDING.

 -------------------------------------------------------------------------------------------------------------------------------
 SIGNATURE:                                                                                  DATE:  ____________________  , 2000
--------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
       PART I OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the depositary by the time of payment, 31% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified Taxpayer Identification Number to the depositary within sixty (60) days.

SIGNATURE: _____________________________________________  DATE: ________________

NAME (PLEASE PRINT):
                    ------------------------------------------------------------

     Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the information agent at its address and telephone number as set forth below:

                    THE INFORMATION AGENT FOR THE OFFER IS:

                    [CHASEMELLON SHAREHOLDER SERVICES LOGO]
                                 44 Wall Street
                               New York, NY 10005
                 Banks and Brokers Call Collect: (917) 320-6285
                   All Others Call Toll Free: (888) 634-6468